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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of report: September 20, 2005
                        (Date of earliest event reported)

                             SOUTHWEST WATER COMPANY
             (Exact name of registrant as specified in its charter)


       Delaware                      0-8176                   95-1840947
      (State of              (Commission File Number)       (IRS Employer
    Incorporation)                                        Identification No.)

                              One Wilshire Building
                       624 South Grand Avenue, Suite 2900
                       Los Angeles, California 90017-3782
          (Address of principal executive offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)



     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    OTHER EVENTS


     On September 20, 2005, Southwest Water Company announced that it has entered into an agreement to acquire the Shelby County, Alabama wastewater system for $8.5 million. The Shelby County commission has approved the transaction, which is currently scheduled to close within one month, subject to customary closing conditions. The wastewater utility serves approximately 4,400 residential and commercial customers in an area located south of Birmingham in northern Shelby County. Alabama-based Novus Utilities, Inc., one of our subsidiaries, has been operating this wastewater treatment plant and sewage collection system under contract since 1992 and it is expected to continue to do so after the acquisition.

     This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including expectations relating to the acquisition of the Shelby County wastewater treatment utility, future revenues and income, our ability to gain new business and control costs, involve risks and uncertainties, as well as assumptions that, if they prove incorrect or never materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Actual results may differ materially from these expectations due to changes in regulatory, political, weather, economic, business, competitive, market, environmental and other factors. For example, rainfall can affect our financial performance to the extent that results for one quarter are not necessarily indicative of other quarters. More detailed information about these factors is contained in our filings with the Securities and Exchange Commission, including our 2004 Annual Report on Form 10-K. We assume no obligation to update these forward-looking statements to reflect any change in future events.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2005
                                     SOUTHWEST WATER COMPANY



                                     By:  /s/ Shelley A. Farnham
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                                          Shelley A. Farnham
                                          Secretary